
                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 24, 2003

                         COMMISSION FILE NUMBER 0-16914

                            THE E.W. SCRIPPS COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                  OHIO                                 31-1223339
    (STATE OR OTHER JURISDICTION OF                 (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)              IDENTIFICATION NUMBER)

           312 WALNUT STREET                              45202
            CINCINNATI, OHIO                           (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (513) 977-3000

                                 NOT APPLICABLE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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                            THE E.W. SCRIPPS COMPANY

Item 5.  Other Events

      The Edward W. Scripps Trust (the "Scripps Trust"), the controlling shareholder of The E.W. Scripps Company (the "Company"), is offering
      7,000,000 of the Class A Common Shares (the "Shares") of the Company through Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce,
      Fenner & Smith Incorporated (the "Underwriters") pursuant to an
      Underwriting Agreement (the "Underwriting Agreement") dated April 24,
      2003, among the Company, the Scripps Trust and the Underwriters. The
      Shares are registered on a Registration Statement (the "Registration
      Statement") on Form S-3 of the Company filed with the Securities and Exchange Commission on March 25, 2003 (file number 333-104008). Filed herewith as Exhibit 1.1 is the Underwriting Agreement, which is incorporated by reference in the Registration Statement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Financial Statements. Not applicable.

        (b) Pro Forma Financial Information. Not applicable.

        (c) Exhibits. The following exhibits are being filed herewith:

        1.1 Underwriting Agreement dated April 24, 2003, among The E.W.
            Scripps Company, The Edward W. Scripps Trust, Morgan Stanley &
            Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith
            Incorporated.


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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE E.W. SCRIPPS COMPANY



                                    By:  /s/ E. John Wolfzorn
                                         ------------------------------
                                         E. John Wolfzorn
                                         Vice President and Treasurer

Dated: April 24, 2003



                            THE E.W. SCRIPPS COMPANY

                                INDEX TO EXHIBITS

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
   EXHIBIT
     NO.                               ITEM                              PAGE
   -------                            -------                          -------
     1.1      Underwriting Agreement dated April 24, 2003, among The
              E.W. Scripps Company, The Edward W. Scripps Trust,
              Morgan Stanley & Co. Incorporated and Merrill Lynch,
              Pierce, Fenner & Smith Incorporated (incorporated by
              reference to Registration Statement on Form S-3 (File
              No. 333-104008)).


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